CMC Heartland Partners                 Exhibit 10.32
                      330 North Jefferson Court, Suite 305
                             Chicago, Illinois 60661

                                October 17, 2000
Mr. Edwin Jacobson
161 East Chicago Avenue
Apartment 43H
Chicago, Illinois 60611

            Re:   Second Amendment to Employment Agreement

Dear Mr. Jacobson:

            This letter constitutes the Second Amendment to your Employment Agreement with CMC Heartland Partners dated December 20, 1999 and heretofore amended by the First Amendment(the Employment Agreement as heretofore amended is referred to herein as the "Employment Agreement").

            The following Section 3(b)(iii) hereby is added to the Employment Agreement immediately following Section 3(b)(ii):

                  "(iii)Notwithstanding any provision herein to the contrary, whenever the Company is to make an incentive compensation payment to you under Section 3(b), the Company shall have the right to deduct forty percent (40%) of that payment (the "Off-Set Amount") and apply the Off-Set Amount to indebtedness from you to the Company."

            Except as amended by this letter, the Employment Agreement remains in full force and effect in accordance with its terms.

            If the foregoing is satisfactory, please indicate your agreement by signing and returning to the Company the enclosed copy of this letter whereupon this will constitute the Second Amendment of the Employment Agreement.

ACCEPTED AND AGREED TO:             CMC HEARTLAND PARTNERS

                                    By:   Heartland Technology, Inc.
                                          as General Managing Partner

                                    By:
------------------------------------    ---------------------------------------
Edwin Jacobson
                                    Name: Richard P. Brandstatter

                                    Title:Vice President-Finance
                                          Secretary and Treasurer


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